UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2018

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

On August 13, 2018, Athenex, Inc. (the “Company”) issued a press release to announce the launch of compounded Vasopressin Injection in ready-to-use premix IV bags. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on August 13, 2018, Athenex Pharma Solutions, LLC and Athenex Pharmaceutical Division, LLC, wholly-owned subsidiaries of the Company, filed a complaint for declaratory judgment against Par Pharmaceuticals, Inc., Par Sterile Products, LLC and Endo Par Innovation Company, LLC (together, “Par”) in the United States District Court for the Western District of New York. The Company is seeking a declaratory judgment from the Court that the Company’s compounded Vasopressin drug products in ready-to-use form do not infringe on patents that Par has with respect to its Vasostrict® product and that Par’s patents are invalid.

In addition, on August 13, 2018, Athenex Pharma Solutions, LLC and Athenex Pharmaceutical Division, LLC filed a motion to intervene and seek the dismissal of Par’s complaint against the U.S. Food and Drug Administration (the “FDA”) and certain governmental officials in the United States District Court for the District of Columbia. Par has sought declaratory and injunctive relief against the FDA and certain governmental officials that: (i) vasopressin be delisted from Category 1 of the FDA’s list of bulk drug substances under evaluation pursuant to Section 503B of the Federal Food, Drug and Cosmetic Act (“FDCA”), (ii) the expansion of the FDA’s enforcement discretion to Category 1 substances, be enjoined; and (iii) that the FDA be enjoined from authorizing the compounding of vasopressin under Section 503B of the FDCA.

The information in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01 is not incorporated by reference into any filing with the U.S. Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on August 13, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: August 17, 2018	/s/ Teresa Bair
	Name:	Teresa Bair
	Title:	Vice President, Legal Affairs and Corporate Development